SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 18, 2005

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605

(Address of principal executive offices, including zip code)

(508) 756-1212

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 3.03.            MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On November 18, 2005, Advanced Cell Technology, Inc., previously a Nevada corporation (“ACT-Nevada”), consummated a merger with and into its wholly-owned subsidiary, Advanced Cell Technology, Inc., a Delaware corporation (“ACT-Delaware”) (the “Reincorporation”).  As a result of the Reincorporation, the registrant is now a Delaware corporation.  ACT-Nevada’s stockholders previously approved the Reincorporation at the company’s special meeting of stockholders held on November 18, 2005.  As provided by the Agreement and Plan of Merger by and between ACT-Nevada and ACT-Delaware filed as an exhibit to this Form 8-K, at the effective time of the Reincorporation, each outstanding share of ACT-Nevada common stock was automatically converted into one share of ACT-Delaware common stock.  Each stock certificate representing issued and outstanding shares of ACT-Nevada common stock continues to represent the same number of shares of ACT-Delaware common stock.  Stockholders do not need to exchange share certificates based upon the Reincorporation.  The constituent instruments defining the rights of holders of the registrant’s common stock will now be the Certificate of Incorporation and Bylaws of ACT-Delaware, which are filed as exhibits to this Form 8-K.

Following the Reincorporation, Delaware corporate law will now be applicable in the determination of the rights of stockholders.  The registrant refers its stockholders to the definitive proxy statement filed October 24, 2005 with the Securities and Exchange Commission for a summary of the differences between Nevada and Delaware corporate law with respect to stockholder rights.

ITEM 5.02.            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 18, 2005, Robert Peabody announced his resignation from the Board of Directors of the registrant, effective November 18, 2005.  Mr. Peabody had no disagreements with the registrant, its Board of Directors or its management in any matter relating to the registrant’s operations, policies or practices.

On November 18, 2005, the Board of Directors of the registrant appointed Erkki Ruoslahti and Alan G. Walton as directors to fill vacancies on the Board.  The press release issued in connection therewith is filed as an exhibit to this Form 8-K.

ITEM 8.01.            OTHER EVENTS.

The disclosure set forth in Item 3.03 is incorporated by reference herein.

On November 18, 2005, following the Reincorporation, the registrant’s wholly-owned operating subsidiary, Advanced Cell, Inc., merged with and into the registrant, with the registrant as the surviving corporation (the “Roll-Up Merger”), pursuant to an Agreement and Plan of Merger which is filed as an exhibit to this Form 8-K.  As a result of the Roll-Up Merger, the separate existence of Advanced Cell, Inc. has ceased.

Following the Reincorporation and the Roll-Up Merger, the registrant’s common stock continues to be quoted on the Over-the-Counter Bulletin Board under the same symbol (“ACTC”) under which the shares of ACT-Nevada common stock had been quoted.  The Reincorporation and the Roll-Up Merger will not result in any change in the registrant’s Over-the-Counter Bulletin Board listing, CUSIP number, business, assets or liabilities, will not cause the registrant’s corporate headquarters to be moved and will not result in any relocation of management or other employees.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and between Advanced Cell Technology, Inc., a Nevada corporation, and Advanced Cell Technology, Inc., a Delaware corporation, dated as of November 18, 2005.
2.2	Agreement and Plan of Merger by and between Advanced Cell Technology, Inc., a Delaware corporation, and Advanced Cell, Inc., a Delaware corporation, dated as of November 18, 2005.
3.1	Certificate of Incorporation of the Registrant.
3.2	Bylaws of the Registrant.
4.1	Specimen Stock Certificate.
99.1	Press release dated November 21, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: November 21, 2005

EXHIBITS

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and between Advanced Cell Technology, Inc., a Nevada corporation, and Advanced Cell Technology, Inc., a Delaware corporation, dated as of November 18, 2005.
2.2	Agreement and Plan of Merger by and between Advanced Cell Technology, Inc., a Delaware corporation, and Advanced Cell, Inc., a Delaware corporation, dated as of November 18, 2005.
3.1	Certificate of Incorporation of the Registrant.
3.2	Bylaws of the Registrant.
4.1	Specimen Stock Certificate.
99.1	Press release dated November 21, 2005.